November 1, 2017

Summary
Prospectus

Victory CEMP Market Neutral Income Fund

Class A	CBHAX
Class C	CBHCX
Class I	CBHIX

Before you invest, you may want to review the Fund's Statutory Prospectus and Statement of Additional Information, both of which are dated November 1, 2017 and are incorporated by reference into this Summary Prospectus, as they each contain more information about the Fund and its risks.

You can find the Fund's Prospectus and other information about the Fund online at www.VictoryFunds.com.

You may also obtain this information at no cost by calling (800) 539-3863 or by sending an e–mail request to VictoryMail@VCM.com.

You may also obtain this information at no cost from your financial intermediary.

VictoryFunds.com
800-539-FUND
(800-539-3863)

CEMP Market Neutral Income Fund Summary

Investment Objective

The Fund's objective is high current income.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available from your Investment Professional, in Investing with Victory on page 13 and in Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries of the Fund's Prospectus. You may also find information about these discounts in Additional Purchase, Exchange and Redemption Information on page 35 of the Fund's Statement of Additional Information ("SAI").

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of purchase or sale price)	NONE[1]	1.00%[2]	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.40%	1.40%	0.53%
Total Annual Fund Operating Expenses	1.25%	3.00%	1.13%
Fee Waivers and Expense Reimbursement[3]	(0.35)%	(1.35)%	(0.48)%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement[3]	0.90%	1.65%	0.65%

1  A contingent deferred sales charge of 0.75% may be imposed on Class A shares purchased as part of an investment of $1,000,000 or more that were not subject to an initial sales charge and that are redeemed within 12 months of purchase. See Choosing a Share Class in the Prospectus.

2  Applies to shares sold within 12 months of purchase.

3  Victory Capital Management Inc., the Fund's investment adviser, ("Adviser") has contractually agreed to waive its management fee and/or reimburse expenses through at least October 31, 2018 so that the total annual fund operating expenses after fee waiver and expense reimbursement (excluding certain items such as interest, taxes and brokerage commissions) do not exceed 0.90%, 1.65% and 0.65% of the Fund's Class A, Class C and Class I shares, respectively. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed by it or by the Fund's predecessor advisor for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) recoupment. This agreement may only be terminated by the Fund’s Board of Trustees.

Example:

The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The amounts shown reflect the fee waiver/expense reimbursement in place through the expiration date. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$662	$916	$1,190	$1,970
Class C (If you sell your shares at the end of the period.)	$268	$800	$1,458	$3,222
Class I	$66	$311	$576	$1,332

The following example makes the same assumptions as the example above, except that it assumes you do not sell your Class C shares at the end of the period.

Class	1 Year	3 Years	5 Years	10 Years
Class C	$168	$800	$1,458	$3,222

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover will generally indicate higher transaction costs, resulting in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal period, the Fund's portfolio turnover rate was 63% of the average value of its portfolio.

Principal Investment Strategy

The Fund seeks to achieve its investment objective by implementing a proprietary, rules-based “market neutral” investment strategy designed to seek income from its investments while maintaining a low correlation to the foreign and domestic equity and bond markets.

The Fund uses a multi-strategy approach. First, it seeks income from long positions in foreign and domestic dividend producing equity securities of any market capitalization size that are included in one of the unmanaged, volatility weighted indexes created by the Adviser (the “CEMP Indexes”), in particular the High-Dividend CEMP Indexes, which are dividend-focused CEMP Indexes comprised of the highest dividend yielding stocks in different asset classes. The allocation to each CEMP High Dividend Index is equally weighted. Second, the Fund seeks to offset market risk by shorting an equal amount of high-correlating equity futures contracts, such as the S&P 500®, Russell 2000® or MSCI EAFE and Emerging Markets indexes, or ETFs that track such indices.

The Fund may also seek to offset the impact of changing relative values of the Fund's long positions and its short positions in equity index futures positions. The Fund may produce additional income by employing a rules-based strategy selling put or call options on the S&P 500 Index, investing long in futures positions in the NASDAQ 100 Index and short futures positions in the S&P 500 Index, long or short futures positions in the CBOE Volatility Index, or VIX (an index widely used as a measure of market risk), as well as other equity and bond futures or by using options strategies the Adviser deems appropriate and necessary.

As a result of its investment strategy, the Fund may experience annual portfolio turnover in excess of 100%.

As an alternative to investing directly in the equity securities included in the CEMP Indexes, the Fund can invest in them indirectly by investing in one or more investment companies (including exchange-traded funds (“ETFs”)) advised by the Adviser that are designed to track the CEMP Indexes

Principal Risks

The Fund's investments are subject to the following principal risks:

  Equity Risk. The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. A company's earnings or dividends may not increase as expected. Price changes may be temporary or last for extended periods.
  Foreign Risk. Special risks associated with investments in foreign markets may include less liquidity, greater volatility, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. The Fund's net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar.
  Futures Contracts Risk. The Fund's use of futures contracts exposes the Fund to leverage and tracking risks because a small investment in futures contracts may produce large losses and futures contracts may not be perfect substitutes for securities.
  Hedging Risk. Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings. There can be no assurance that the Fund's hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.
  Investment Company Risk. Other investment companies in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. An investment company may not achieve its investment objective.
  Leverage Risk. Using futures contracts to increase the Fund's combined long and short exposure creates leverage, which can magnify the Fund's potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund's share price.
  Management Risk. The Adviser may not execute the Fund's principal investment strategy effectively.
  Put Option Risk. When the Fund purchases a put option on a security or index it may lose the entire premium paid if the underlying security or index does not decrease in value. The Fund is also exposed to default by the option writer who may be unwilling or unable to perform its contractual obligations to the Fund.
  Portfolio Turnover Risk. Higher portfolio turnover ratios resulting from additional purchases and sales of portfolio securities may result in higher transaction costs and Fund expenses and will generally result in more significant distributions of short-term capital gains to investors, which are taxed as ordinary income.
  Sold Options/Short Position Risk. The Fund will incur a loss as a result of a sold option or a short position if the price of the sold option or short position instrument increases in value between the date the Fund sells the position and the date on which the Fund purchases an offsetting position. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the Adviser's ability to accurately anticipate the future value of a security or instrument. The Fund's losses are potentially unlimited in a short position transaction.
  Smaller Capitalization Stock Risk. The earnings and prospects of small and mid-sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Smaller-sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.
  Stock Market Risk. Overall stock market risks may affect the value of the Fund. Factors such as domestic and international economic growth and market conditions, interest rate levels and political events affect the securities markets.

You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Investment Performance

The bar chart and table that follow indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions.

The table shows how the average annual total returns for Class A, C and I shares of the Fund, including applicable maximum sales charges, compare to those of a broad measure of market performance. Performance data for the classes varies based on differences in their fee and expense structures. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at VictoryFunds.com.

Calendar Year Returns for Class A Shares

(Applicable sales loads or account fees are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.)

The year-to-date total return of the Fund's Class A shares as of September 30, 2017 was 5.10%.

Highest Quarter	3.27% (quarter ended March 31, 2016)
Lowest Quarter	-2.20% (quarter ended June 30, 2013)

Average Annual Total Returns (For the Periods Ended December 31, 2016)	1 Year	Since Inception (11/20/2012)
CLASS A Before taxes	-2.01%	-1.01%
CLASS A After taxes on distributions	-2.64%	-1.65%
CLASS A After taxes on distributions and sale of fund shares	-0.63%	-0.88%
CLASS C Before taxes	2.21%	-0.33%
CLASS I Before taxes	4.23%	0.71%
INDEX
Citigroup 3 Month U.S. Treasury Bill Index reflects no deduction for fees, expenses or taxes	0.27%	0.10%

After-tax returns use the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one share class. The after-tax returns for other classes will vary.

Management of the Fund

Investment Adviser

Victory Capital Management Inc. ("Adviser") serves as the Fund's investment adviser. The portfolio managers primarily responsible for day-to-day management of the Fund are members of the Adviser's VictoryShares team, which oversees the Adviser's rules-based investment strategies.

Portfolio Managers

Stephen Hammers is the Chief Portfolio Strategist of VictoryShares and has been a Portfolio Manager of the Fund since its inception.

David Hallum is a member of the VictoryShares team and has been a Portfolio Manager of the Fund since its inception.

Dan Banaszak is a member of the VictoryShares team and has been a Portfolio Manager of the Fund since its inception.

Rob Bateman is a member of the VictoryShares team and has been a Portfolio Manager of the Fund since its inception.

Purchase and Sale of Fund Shares

Investment Minimums	Class A	Class C	Class I
Minimum Initial Investment	$2,500	$2,500	$2,000,000
Minimum Subsequent Investments	$50	$50	NONE

For Class A and Class C Shares a $1000 minimum purchase amount and a $50 minimum subsequent purchase amount apply for Individual Retirement Accounts (IRAs), gift/transfer to minor accounts, and automatic investment plans.

You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value ("NAV") after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.

Tax Information

The Fund's distributions are taxable whether you receive them in cash, additional shares of the Fund or you reinvest them in shares of another Victory Fund, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Taxes may be imposed on withdrawals from tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and its salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593

CEMP-MNI-SUMPRO (11/17)